NEUBERGER BERMAN INCOME FUNDS(R)

Supplement to the Prospectus dated February 25, 2005

NEUBERGER BERMAN HIGH INCOME BOND FUND:
         INVESTOR CLASS

THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SECTION ENTITLED "MANAGEMENT" ON PAGE 18 OF THE INVESTOR CLASS PROSPECTUS:

Ann H. Benjamin and Thomas P. O'Reilly are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. They have co-managed the fund's assets since October 2005. Ms. Benjamin and Mr. O'Reilly also manage high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor ("LBAM"), an affiliate of Neuberger Berman. They have managed money for LBAM since 1997. Ms. Benjamin has been in the industry for over 24 years and Mr. O'Reilly for over 15 years.


THE DATE OF THIS SUPPLEMENT IS OCTOBER 6, 2005.

                                            NEUBERGER BERMAN
                                            A LEHMAN BROTHERS COMPANY
                                            NEUBERGER BERMAN MANAGEMENT INC.
                                            605 Third Avenue,  2nd Floor
                                            New York, NY  10158-0180
                                            SHAREHOLDER SERVICES
                                            800.877.9700
                                            INSTITUTIONAL SERVICES
                                            800.366.6264
                                            www.nb.com